THE ADVISORS' INNER CIRCLE FUND

                      ALPHAONE U.S. EQUITY LONG SHORT FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED AUGUST 26, 2011
                                     TO THE
         PROSPECTUS DATED APRIL 1, 2011, AS SUPPLEMENTED APRIL 27, 2011

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE FUND'S PROSPECTUS DATED APRIL 1, 2011, AS SUPPLEMENTED APRIL 27, 2011 (THE "PROSPECTUS") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

--------------------------------------------------------------------------------

THE FUND'S PRINCIPAL INVESTMENT STRATEGY WILL CHANGE EFFECTIVE AUGUST 26, 2011. IN ADDITION, SHARES PURCHASED ON OR AFTER AUGUST 26, 2011 MAY BE SUBJECT TO A REDEMPTION FEE. ACCORDINGLY, THE PROSPECTUS IS SUPPLEMENTED AS FOLLOWS:

THE  FOLLOWING  REPLACES  THE FEE TABLE AND EXAMPLE DISCUSSION IN THE "FUND FEES
AND  EXPENSES"  SECTION  BEGINNING  ON  PAGE  1  OF  THE  PROSPECTUS:

SHAREHOLDER  FEES  (FEES  PAID  DIRECTLY  FROM  YOUR  INVESTMENT)

Redemption Fee (as a percentage of amount redeemed,
if shares redeemed have been held  for  less  than
90  days)                                                                  2.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

                                          I CLASS         INVESTOR CLASS          R CLASS
                                           SHARES             SHARES              SHARES

Management Fees                            1.25%               1.25%               1.25%
12b-1 Fees                                 None                0.25%               0.25%
Other  Expenses
  Dividend and Interest Expense
   on Securities Sold Short(1)             0.20%               0.20%               0.20%
  Shareholder Servicing Fees               None                None                0.25%
  Other Operating Expenses(1)              0.80%               0.80%               0.80%
Total Other Expenses(1)                    1.00%               1.00%               1.25%
Acquired Fund Fees and
Expenses(2)                                0.01%               0.01%               0.01%
Total Annual Fund Operating
Expenses                                   2.26%               2.51%               2.76%
Less Fee Reductions and/or
Expense Reimbursements                    (0.05)%             (0.05)%             (0.05)%
Total  Annual  Fund  Operating
Expenses  after  Fee  Reductions
and/or Expense Reimbursements(3)           2.21%               2.46%               2.71%


(1) "Dividend and Interest Expense on Securities Sold Short," "Other Operating Expenses" and "Total Other Expenses" are based on estimated amounts for the current fiscal year.
(2) Total Annual Fund Operating Expenses, both before and after fee reductions and/or expense reimbursements, include fees and expenses incurred indirectly by the Fund as a result of investment in shares of other investment companies (each, an "acquired fund"). Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
(3) AlphaOne Investment Services, LLC (the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses after Fee Reductions and/or Expense Reimbursements (excluding 12b-1 Fees, Shareholder Servicing Fees, interest, dividend and interest expense on securities sold short, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses (collectively, "excluded expenses")) from exceeding 2.00% of the Fund's average daily net assets until April 1, 2012. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and 2.00% to recapture all or a portion of its fee reductions or expense reimbursements made during the preceding three-year period during which this agreement was in place. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser, upon ninety (90) days' prior written notice to the Trust, effective as of the close of business on April 1, 2012.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                      1 YEAR         3 YEARS
           I Class Shares              $224           $702
           Investor Class Shares       $249           $777
           R Class Shares              $274           $851


THE FOLLOWING REPLACES THE "PRINCIPAL INVESTMENT STRATEGIES" SECTION BEGINNING ON PAGE 2 OF THE PROSPECTUS:

AlphaOne Investment Services, LLC (the "Adviser"), the Fund's adviser, seeks to achieve long-term capital appreciation for the Fund by investing long and short in publicly-traded equity securities and listed options based on a fundamental research process and a hedged portfolio discipline. In selecting securities for the Fund, the Adviser seeks to create a portfolio that generates positive absolute returns with low correlation and low volatility when compared to the broad equity market.

The Fund buys long and sells short positions in common stocks, American Depository Receipts (ADRs), exchange traded funds (ETFs), and listed options contracts on common equity securities, ADRs, indices and ETFs. The Fund may invest in equity securities of firms of any market capitalization and across multiple industry sectors.

With a long position, the Fund purchases a security outright; with a short position, the Fund sells a security that it has borrowed. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security at a later date so that it can return the security to the lender. Short positions are used to hedge long positions and to seek positive returns in instances where the Adviser believes a security's price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security.

The Fund's maximum gross equity market exposure (long market value + short market value) is 200%. The Fund may reinvest the proceeds of its short sales by taking additional long positions, thus allowing the Fund to maintain long positions in excess of 100% of its net assets.

The Fund's expected net equity market exposure (long market value - short market value) is variable within a targeted range of -10% to +30%.

The Adviser employs a systematic fundamental research process to select securities for long and short positions in the Fund. This research process includes quantitative evaluation, proprietary firm-level modeling, and primary fundamental research which may include meetings with firm management, due diligence visits to factories and key physical assets, reference checks, and interviews with a firm's customers, competitors and suppliers, where appropriate. On behalf of the Fund, the Adviser buys and/or covers short positions in securities that are identified as undervalued and sells and/or takes short positions in securities that are identified as overvalued.

The Adviser's research focuses on elements of fundamental change in firms and industry sectors, including changes in: management, strategy, regulation, business mix (through acquisition and divestitures, new introductions), product cycles (and obsolescence), capital structure, balance sheet, access to credit, competitive dynamics (including changes in pricing, and new competitors), input costs, and other fundamental factors. The Adviser attempts to forecast how these types of fundamental dynamics may drive revisions to expectations for a firm's growth rates, earnings and cash flow, and possible revaluation of the equity security. The Adviser develops and maintains proprietary models to (i) test the sensitivity of earnings forecasts to changes in assumptions around growth rates, expenditures, margins and other fundamental factors and (ii) compare versus consensus expectations. The Adviser considers valuations relative to a firm's historical and forecasted earnings, cash flows, assets and other metrics as well as relative to a firm's own valuation history and mean and extreme valuations of comparable firms. Modeling and valuation analysis are critical steps for the Adviser in characterizing a candidate position as overvalued or undervalued and developing an expected target price for active and candidate positions in the Fund. The Adviser seeks to anticipate event paths for potential revaluation and trades actively to increase/decrease long and short position sizing accordingly. The Adviser will sell (close) a long position or buy (cover) a short position for the Fund as expectancy of the investment idea diminishes due to a favorable revaluation of the security and/or if new fundamental developments change the expectancy of the investment idea in a negative direction.

When considering new investment ideas for the Fund and overall portfolio risk exposures, the Adviser evaluates the suitability of multiple position structures and hedges. The Adviser's goal in constructing the portfolio is to balance long and short position exposures to maintain low net directional exposure to the equity market overall and to factors such as economic sector, security liquidity, and geographic risks in particular.

Listed options are employed strategically to pursue certain asymmetric risk/reward returns and to hedge other exposures in the portfolio. The Adviser will not write uncovered or "naked options" which would expose the Fund to undefined loss scenarios.

The Fund may be largely or completely un-invested for short periods of time. The Adviser believes the option to reduce capital at risk is a critical tool in protecting investor capital in certain market environments. Even for short periods of time in typical market environments, the Adviser favors protecting capital rather than risking exposure in marginal or low-conviction opportunities.

Under normal circumstances, the Fund invests 80% of its assets in U.S. equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. For purposes of the Fund's 80% investment policy in U.S. equity securities, the Adviser considers (i) a U.S. company to be a company whose securities are listed on a U.S. exchange or available on the U.S. over-the-counter (OTC) market, including foreign companies whose securities trade in the United States through ADRs; and (ii) equity securities to include financial instruments with economic characteristics that are driven by the performance of an equity security, including listed options.

THE FOLLOWING IS ADDED TO THE "PRINCIPAL RISKS" SECTION BEGINNING ON PAGE 4 OF THE PROSPECTUS:

DERIVATIVES RISK - The Fund may invest in derivatives. Derivatives are often more volatile than other investments and may magnify the Fund's gains or losses. There are various factors that affect the Fund's ability to achieve its objective with derivatives. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. The lack of a liquid secondary market for a derivative may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund. Derivatives are often more volatile than other investments and the Fund may lose more in a derivative than it originally invested in it. There can be no assurance that the Adviser's use of derivatives will be successful in achieving their intended goals.

Additionally, derivative instruments, particularly market access products, are subject to counterparty risk, meaning that the party that issues the derivative may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

The Fund may purchase or sell options, which involve the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, to either purchase or sell the underlying security for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so that the investor loses its premium. Selling options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the premium payment received (which could result in a potentially unlimited loss).
Over-the-counter  options  also  involve  counterparty  risk.

HEDGING RISK - The Fund may use derivative instruments for hedging purposes. Hedging through the use of these instruments does not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. While entering into these instruments tends to reduce the risk of loss due to a decline in the value of the hedged asset, such instruments also limit any potential gain that may result from the increase in value of the asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time.

INVESTMENTS IN ETFS RISK - ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

INVERSE ETF RISK - Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent the Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises - a result that is the opposite from traditional mutual funds.

THE  FOLLOWING  IS ADDED AS THE SECOND BULLET POINT AFTER THE THIRD PARAGRAPH OF
THE EXCESSIVE TRADING POLICIES AND PROCEDURES IN THE "OTHER POLICIES" SECTION BEGINNING ON PAGE 20 OF THE PROSPECTUS:

         o The Fund assesses a redemption fee of 2.00% on redemptions by shareholders of Fund shares held for less than 90 days (subject to certain exceptions as discussed in "Redemption Fee").

THE FOLLOWING IS ADDED FOLLOWING THE EXCESSIVE TRADING POLICIES AND PROCEDURES IN THE "OTHER POLICIES" SECTION BEGINNING ON PAGE 20 OF THE PROSPECTUS:

REDEMPTION  FEE

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, the Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 90 days. The fee is deducted from the sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from the Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Fund requests that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Fund. However, the Fund recognizes that due to operational and systems limitations, intermediaries' methods for tracking and calculating the fee may be inadequate or differ in some respects from the Fund's. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, the Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary's customers.

The Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns or where the financial intermediary's processing systems are unable to properly apply the redemption fee. These categories currently include, but are not limited to, the following:
(i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders;
(ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; and (v) retirement loans and withdrawals.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


                                                                 ACP-SK-005-0100